UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 14, 2024, the Company issued a press release announcing its financial results for its fiscal quarter ended September 30, 2024, and held a conference call to discuss those results. A copy of the Company’s press release and a copy of the transcript of the conference call are furnished with this report as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 8.01	Other Events

On November 14, 2024, the Company reported the following financial, operational and clinical updates for the quarter ended September 30, 2024:

•	Achieved third quarter total revenue of $2.0 million, representing an increase of 34% compared to the prior year period.

•	Achieved sepsis test panel revenue of $1.4 million, representing an increase of 34% compared to the prior year period, driven by increased U.S. T2Bacteria® Panel revenue.

•	Executed contracts for 11 T2Dx® Instruments during the third quarter, including 1 in the U.S. and 10 internationally.

•	Initiated exclusive U.S. distribution agreement with Cardinal Health for the commercialization of the T2Biosystems Sepsis product portfolio, expanding access to the U.S. hospital market.

•

Launched co-marketing collaboration with Prxcision, Inc., for rapid direct-from-blood diagnostics and AI-powered decision support platform to provide hospitals with a solution that is designed to deliver rapid identification of pathogens directly from blood in hours, not days, paired with real-time insights and information to help guide the best possible treatment decisions.

•	Received clearance from the U.S. Food and Drug Administration (FDA) to market the T2Candida® Panel for pediatric patients.

•	Advanced the T2Resistance® Panel toward U.S. FDA 510(k) submission which is expected to occur during the first quarter of 2025.

•	Defended successfully against an opposition of a key patent for the Company’s innovative direct-from-blood pathogen detection method filed with the European Patent Office by bioMerieux.

•

The article “Changing the Culture of Blood Culture” recently published in The Lancet, a world-leading medical journal, highlighted the weaknesses of blood culture, and the more ideal characteristics of culture-independent diagnostics consistent with the features and benefits provided by the T2Bacteria Panel, the T2Candida Panel, and the T2Resistance Panel.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our growth opportunities as a result of the distribution agreement with Cardinal Health, the receipt of FDA 510(k) clearance for the T2Candida® Panel to include pediatric testing and development for the T2Resistance Panel, financial results and cash balance, financial outlook, instrument contracts, timing of completing clinical trials and filing of an FDA submission, product demand, commitments or opportunities, and growth expectations or targets as well as statements that include the words “expect,” “may,” “should,” “anticipate,” and similar statements of a future or forward-looking nature. The [preliminary], estimated financial results contained in this current report on Form 8-K have not been compiled or examined by our independent auditors and they are subject to revision as we prepare our financial statements as of and for the quarter ended June 30, 2024, including all disclosures required by U.S. generally accepted accounting principles. While we believe that such information and estimates are based on reasonable assumptions, actual results may vary, and such variations may be material. You should not place undue reliance on such preliminary information and estimates because they may prove to be materially inaccurate. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (i) increase the number of high-risk patients at customer facilities; (ii) failure of early data to predict eventual outcomes; (iii) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings the Company makes with the SEC from time to time, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued November 14, 2024

99.2	Transcript of conference call held on November 14, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T2 BIOSYSTEMS, INC.

Date: November 15, 2024	By:	/s/ John Sprague
John Sprague
Chief Financial Officer